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                                                                 EXHIBIT 10.82

                               SIXTH AMENDMENT TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of November 23, 1998, is entered into between the Lenders party hereto, BANKERS TRUST COMPANY, a New York banking corporation, as agent for the Lenders (the "Agent"), DORAL FINANCIAL CORPORATION (formerly known as First Financial Caribbean Corporation), a corporation organized under the laws of the Commonwealth of Puerto Rico ("DFC"), and DORAL MORTGAGE CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico and a wholly-owned subsidiary of DFC ("DMC", and together with DFC, each a " Borrower" and collectively, the "Borrowers"), with reference to the First Amended and Restated Credit Agreement, dated as of September 25, 1996, between the Borrowers, the Agent and the lenders party thereto (as amended by the First Amendment to First Amended and Restated Credit Agreement and Certain Other Loan Documents dated as of January 8, 1997, the Second Amendment to First Amended and Restated Credit Agreement dated as of March 28, 1997, the Third Amendment to First Amended and Restated Credit Agreement dated as of June 27, 1997, the Fourth Amendment to First Amended and Restated Credit Agreement dated as of November 5, 1997, and the Fifth Amendment to First Amended and Restated Credit Agreement dated as of June 26, 1998, and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). All capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

         The Lenders, the Agent and the Borrowers wish to amend the Credit Agreement as set forth herein.

         ACCORDINGLY, the parties hereto agree as follows:

         Section 1. Amendment to Credit Agreement. The Facility 1 Commitment of each Lender shall be amended as set forth opposite such Lender's name on the signature pages hereto, as each such Commitment may be reduced from time to time pursuant to Section 8.6(c) of the Credit Agreement.

         Section 2. Representations and Warranties. The Borrowers represent and warrant that, on and as of the date hereof, all of the representations and warranties made by them in the Credit Agreement and the other Loan Documents are true and correct as if made on and as of the date hereof and no Potential Default or Event of Default has occurred and is continuing.

         Section 3. Effectiveness. This Amendment shall become effective as of the date hereof upon delivery to the Agent of (i) counterparts of this Amendment, duly executed and delivered by the parties hereto, and (ii) certified copies of the resolutions of the Board of Directors of each


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of the Borrowers evidencing authorization of such Borrower to enter into this
Amendment and consummate the transactions and matters contemplated hereby.

         Section 4. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing any such counterpart.

         Section 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 6. Miscellaneous. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. Nothing contained herein shall operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                               DORAL FINANCIAL CORPORATION,
                               as a Borrower

                               By:            /s/ Mario S. Levis
                                  --------------------------------------------
                               Name:             Mario S. Levis
                               Title:   Executive Vice President and Treasurer


                               DORAL MORTGAGE CORPORATION,
                               as a Borrower

                               By:            /s/ Mario S. Levis
                                  --------------------------------------------
                               Name:             Mario S. Levis
                               Title:   Executive Vice President and Treasurer


Facility 1 Commitment:         BANKERS TRUST COMPANY,
$39,000,000                    as Agent and as a Lender

                               By:           /s/ Kevin M. McCann
                                  --------------------------------------------
                               Name:             Kevin M. McCann
                               Title:   Principal


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Facility 1 Commitment:

FIRST UNION NATIONAL BANK,
$39,000,000                    as a Lender


                               By:            /s/ R. Steven Hall
                                  --------------------------------------------
                               Name:             R. Steven Hall
                               Title:            Vice President


Facility 1 Commitment:         BANKBOSTON, N.A. (formerly known as
$29,000,000                    The Bank of Boston),
                               as a Lender

                               By:            /s/ Paul A. Chemielinski
                                  --------------------------------------------
                               Name:             Paul A. Chemielinski
                               Title:            Vice President



Facility 1 Commitment:         THE BANK OF NEW YORK,
$25,000,000                    as a Lender

                               By:            /s/ Robert A. Tweed
                                  --------------------------------------------
                               Name:             Robert A. Tweed
                               Title:            Vice President



Facility 1 Commitment:         NATIONAL CITY BANK OF KENTUCKY,
$25,000,000                    as a Lender

                               By:            /s/ Robert J. Ogburn
                                  --------------------------------------------
                               Name:             Robert J. Ogburn
                               Title:            Vice President


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